xxiii


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

              Federated U.S. Government Securities Fund: 2-5 Years
                (Name of Registrant as Specified In Its Charter)
                            Federated Investors, Inc.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[  ]     Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

              FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

Proxy Statement - Please Vote!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Federated U.S. Government Securities Fund: 2-5 Years (the "Trust") will hold a special meeting in lieu of annual meeting of shareholders on June 21, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on?
The proposals include the election of Trustees, ratification of independent auditors, and changes to the Trust's fundamental investment policies. The Trustees also recommend an amendment to the Declaration of Trust.

Why are individuals recommended for election to the Board of Trustees?
The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

Why am I being asked to vote on the ratification of independent auditors?
The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the Trust and its investors.

The Board of Trustees approved the selection of Arthur Andersen LLP, long-time auditors of the Trust, for the current fiscal year and believes that the continued employment of this firm is in the Trust's best interests.

Why are the Trust's "fundamental policies" being changed or removed?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Trust's operations.

By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o remove fundamental policies that are no longer required by the securities laws of individual states.

Federated Management, the Trust's adviser, is a conservative money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and its shareholders. The Board believes that the proposed changes will be applied responsibly by the Trust's adviser.

Why are some "fundamental policies" being reclassified as "operating policies?" As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Trust's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

Why are the Trustees recommending an amendment to the Declaration of Trust?
The Declaration organizing the Trust was prepared many years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending changes to the Declaration of Trust that permit the Trust to benefit from these developments.

How do I vote my shares?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at www.proxyvote.com. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.
 Federated's toll-free number is 1-800-341-7400.

                              After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

25




                                                                     PRELIMINARY


              FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

                            NOTICE OF SPECIAL MEETING
                    IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 21, 1999


                  A Special Meeting in lieu of Annual Meeting of the shareholders of Federated U.S. Government Securities Fund: 2-5 Years (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on June 21, 1999 to consider proposals:

                     (1)   To elect five Trustees.

                     (2) To ratify the selection of the Trust's independent auditors.

                     (3) To make changes to the Trust's fundamental investment policies:

                           (a) To amend the Trust's fundamental investment policies regarding borrowing money and issuing senior securities;

                           (b) To amend the Trust's fundamental investment
policy regarding lending by the Trust;

                           (c) To amend, and to make non-fundamental, the Trust's fundamental investment policy on buying securities on margin;

                           (d) To amend, and to make non-fundamental, the
Trust's fundamental investment policy on pledging assets;

                           (e) To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding investing in U.S. government securities;

                           (f) To make non-fundamental the Trust's fundamental investment policy regarding investing in repurchase agreements; and

                           (g) To make non-fundamental the Trust's fundamental investment policy regarding engaging in when-issued and delayed delivery transactions.

                     (4) To eliminate certain of the Trust's fundamental investment policies:

                           (a) To remove the Trust's fundamental investment
policy regarding selling securities short; and

                           (b) To remove the Trust's fundamental investment
policy regarding portfolio trading.

                     (5) To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

                           To transact such other business as may properly come
before the meeting or any adjournment thereof.

The Board of Trustees has fixed April 23, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,



                                                               John W. McGonigle
                                                                       Secretary


April 26, 1999


YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

About the Proxy Solicitation and the Meeting...................................

Election of Five Trustees......................................................

About the Election of Trustees ................................................

Trustees Standing for Election.................................................

Nominee Not Presently Serving as a Trustee.....................................

Ratification of the Selection of Independent Auditors..........................

Approval of Changes to the Trust's Fundamental Investment
     Policies..................................................................

Approval of the Elimination of Certain Fundamental Investment
     Policies of the Trust.....................................................

Approval of an Amendment and Restatement to the Trust's
     Declaration of Trust......................................................

Information About the Trust....................................................

Proxies, Quorum and Voting at the Meeting......................................

Share Ownership of the Trustees................................................

Trustee Compensation...........................................................

Officers of the Trust..........................................................

Other Matters and Discretion of Attorneys Named in the Proxy...................

4

                                   PRELIMINARY

                                 PROXY STATEMENT


              FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting

         The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on June 21, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         The Board has reviewed the changes recommended in both the investment policies of the Trust and the proposed Amended and Restated Declaration of Trust, and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about April 26, 1999, to shareholders of record at the close of business on April 23, 1999 (the "Record Date"). On the Record Date, the Trust had outstanding [_________________] shares of beneficial interest.

         The Trust's annual prospectus, which includes audited financial statements for the fiscal year ended January 31, 1999, was previously mailed to shareholders. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.


                     PROPOSAL #1: ELECTION OF FIVE TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Mansfield, Murray and Walsh are presently serving as Trustees. If elected by shareholders, Mr. Cunningham is expected to assume his responsibilities as a Trustee effective [_______, 1999]. Please see "About the Election of Trustees" below for current information about the Nominees.

     Messrs. Bigley and Murray were appointed Trustees on November 15, 1994 and February 14, 1995, respectively, to fill vacancies created by the decision to expand the size of the Board. Messrs. Mansfield and Walsh were appointed Trustees on January 1, 1999, also to fill vacancies resulting from the decision to expand the size of the Board. Mr. Cunningham is being proposed for election as a Trustee to fill a vacancy anticipated to result from the resignation of a current Trustee. The anticipated resignation will not occur if Mr. Cunningham is not elected as a Trustee.

         All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the five individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

         If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST


About the Election of Trustees

         When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

         Set forth below is a listing of: (i) the Trustees standing for election, and (ii) the Nominee standing for election who is not presently serving as a Trustee, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:


Trustees Standing for Election


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director or Trustee of the Federated Fund Complex; Director and Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director and Member of Executive Committee, University of Pittsburgh.


Charles F. Mansfield, Jr.
80 South Road
Westhampton, NY

Birthdate:  April 10, 1945

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.


John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.


Nominee Not Presently Serving as a Trustee

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc.; Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.

       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

         The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Arthur Andersen LLP (the "Auditors") for the current fiscal year at a Board meeting held on February 15, 1999.

         The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.

         Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
              VOTE TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS


                       APPROVAL OF CHANGES TO THE TRUST'S
                         FUNDAMENTAL INVESTMENT POLICIES

Introduction to Proposals #3(a) to #3(g) and #4(a) to #4(b).

         The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Trust to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Trust's investment adviser.

         After the Trust was formed in 1981, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Trust is subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Trustees have authorized the submission to the Trust's shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Trust's fundamental policies.

         The proposed amendments would:

(i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

(ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

(iii)eliminate those fundamental policies that are no longer required by the securities laws of the various states.

         By reducing the number of policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Trust's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.



                                    Fundamental Policies                        Non-Fundamental Policies
                                    --------------------------------------      ---------------------------------------

Who must approve changes in the     Board of Trustees and shareholders          Board of Trustees
policies?

How quickly can a change in the     Fairly slowly, since a vote of              Fairly quickly, because the change
policies be made?                   shareholders is required                    can be accomplished by action of the
                                                                                Board of Trustees


What is the relative cost to        Costly to change because a                  Less costly to change because a
change a policy?                    shareholder vote requires holding a         change can be accomplished by action
                                    meeting of shareholders                     of the Board of Trustees


         The recommended changes are specified below. Each Proposal will be voted on separately, and the approval of each Proposal will require the approval of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below.)

Description of Proposed Changes

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Trust to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect the Trust's investment objective. Although the proposed changes in fundamental policies will allow the Trust greater flexibility to respond to future investment opportunities, the Board of Trustees of the Trust does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Trust. Nor does the Board of Trustees anticipate that the proposed changes in fundamental investment policies will, individually or in the aggregate, change materially the manner in which the Trust is managed.

         The following is the text and a summary description of the proposed changes to the Trust's fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

         Presently, if the Trust adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Trust's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

               PROPOSAL #3: APPROVAL OF AMENDMENTS TO THE TRUST'S
                         FUNDAMENTAL INVESTMENT POLICIES

      PROPOSAL #3(a): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES
             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act requires the Trust to have a fundamental investment policy defining its ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting the Trust's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Trust prior to the rights of shareholders.

         Shareholders of the Trust are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Trust's current policies on these matters state:

         "The Trust may not issue senior securities except as permitted by the Trust's investment objective and policies. If a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction nor will the Trust be required to make any changes in its portfolio holdings.

         The Trust may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio securities. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Trust to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, such use will not assure that portfolio securities will not be liquidated at a disadvantageous time. Interest paid by the Trust on borrowed funds will not be available for investment. While any borrowings are outstanding, no portfolio securities may be purchased by the Trust."

Senior Securities-Generally. A "senior security" is an obligation of an investment company with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

         U.S. Securities and Exchange Commission (the "SEC" or the "Commission") staff interpretations allow an investment company to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, the fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates the fund's ability to engage in leverage for these types of transactions.

Borrowing-Generally. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

         The borrowing restrictions of the Trust permit borrowing only as a temporary measure for extraordinary purposes, and prohibit the purchase of any portfolio securities while borrowings are outstanding. The proposed investment policy would provide greater flexibility to the Trust, and would permit the Trust to borrow money, directly or indirectly (such as through reverse repurchase agreements), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. As a matter of operating policy, the Trust does not intend to engage in leveraging. Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities will state:

         "The Trust may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(b): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY
                         REGARDING LENDING BY THE TRUST

         Under the 1940 Act, the Trust's policy concerning lending must be fundamental. The Trust currently is subject to a fundamental investment restriction limiting its ability to make loans, which states:

     "The Trust will not lend any of its assets, except that it may purchase or hold U.S. government securities, including repurchase agreements, permitted by its investment objective and policies."

In order to ensure that the Trust may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Trust's current fundamental restriction specifically permits such investments.

         It is proposed that the Trust's fundamental policy be expanded explicitly to permit the Trust to lend its portfolio securities to broker-dealers or institutional investors. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Trust in connection with such a transaction is then invested to provide the Trust with additional income it might not otherwise have.

         Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Trust currently is subject. In addition, securities on loan cannot generally be sold until the term of the loan is over. Upon approval of the Trust's shareholders, the fundamental investment policy governing lending assets will state:

         "The Trust may not make loans, provided that this restriction does not prevent the Trust from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(c): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON BUYING SECURITIES ON MARGIN

         The Trust is not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with a non-fundamental restriction. The Trust's current policy provides:

         "The Trust may not purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio instruments."

         The proposed non-fundamental policy makes minor changes in wording from the existing fundamental restriction, and is presented to shareholders to comply with the 1940 Act. Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, the Trust would become subject to the following non-fundamental policy:

         "The Trust will not purchase securities on margin, provided that the Trust may obtain short-term credits necessary for the clearance of purchases and sales of securities."

         This does not constitute a change in the Trust's policy. Rather, it reflects a restatement to standardized language to be used by all the Federated Funds, and is presented to shareholders for approval to comply with the 1940 Act's requirements.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(d): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON PLEDGING ASSETS

         The Trust is not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Trust's flexibility in this area, the Board of the Trust believes the policy on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policy proposed to be eliminated, which states:

         "The Trust may not mortgage, pledge, or hypothecate any assets of the Trust except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of borrowing."

         The Board does not expect this change to have a material impact on the Trust's operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. While the Trust is proposing to eliminate the 10% limitation on the amount of Trust assets that can be pledged, the Trust does not presently intend to exceed this limitation in the future.

         Upon the approval of the elimination of the existing fundamental policy on pledging assets, the Trust would become subject to the following non-fundamental policy:

         "The Trust will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

             PROPOSAL #3(e): TO AMEND, AND TO MAKE NON-FUNDAMENTAL,
               THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING
                     INVESTING IN U.S. GOVERNMENT SECURITIES

     The Trust has a fundamental investment policy regarding the U.S. government securities that it may purchase:

         "The term "U.S. government securities" as used herein refers to (1) obligations of the United States maturing in five years or less and (2) evidences of indebtedness issued or fully guaranteed as to principal and interest by Federal Home Loan Banks, the Federal National Mortgage Association, the Government National Mortgage Association, Banks for Cooperatives (including the Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, The Tennessee Valley Authority, The Export-Import Bank of the United States, The Commodity Credit Corporation, The Federal Financing Bank, The Student Loan Marketing Association, The Federal Home Loan Mortgage Association or the National Credit Union Administration. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described above in the future, other than as set forth above, since it is not obligated to do so by law."

         This investment policy was adopted as a fundamental policy. However, under the 1940 Act, the Trust is not required to have such a fundamental policy. Accordingly, the Trust's management has proposed that the fundamental policy be replaced with a similar, but not identical, non-fundamental investment policy.

         The Trust's investment adviser has recommended, and the Board has approved, amending the investment policy to eliminate the maturity limitation governing the Trust's investments in U.S. government securities. For example, the following underlined language would be deleted from the second line in the description of the Trust's permissible investments: "obligations of the United
States maturing in five years or less and...." In addition, corresponding language also will be deleted from a related restriction which states that the Trust will only invest in U.S. government securities with remaining maturities of five years or less.

         The Trust's investment adviser believes that this restriction unnecessarily constrains the management of the Trust's portfolio. If approved by shareholders, the Trust will continue to invest only in U.S. government securities consistent with its investment objective of current income. While the Trust will be permitted to invest in securities with any remaining maturity, it is presently intended that the Trust will continue to be managed within the current maturity parameters. Securities with longer maturities may exhibit more volatility, and may be subject to greater fluctuation in market value. The Trust's investment adviser does not expect the elimination of this component of the policy to materially affect the risk of investing in the Trust.

         In conjunction with this amendment, the Trust's management has proposed deleting the final sentence of the present policy, which states:

     "No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described above in the future, other than as set forth above, since it is not obligated to do so by law."

This sentence merely restates the nature and extent of the U.S. government's financial support of the securities issued by certain U.S. government agencies and instrumentalities, and does not serve to more precisely describe or clarify the types of U.S. government securities that the Trust may purchase. As such, it is unnecessary, and it is proposed to be eliminated.

         While a non-fundamental policy could be changed by Board action in the future, the Trust has no present intention to materially modify the amended policy. Further, the Trust will continue to be governed by pertinent SEC guidelines regarding its investments in U.S. government securities.

         Upon shareholder approval, the Trust's amended non-fundamental investment policy will read:

         "The term "U.S. government securities" as used herein refers to (1) obligations of the United States and (2) evidences of indebtedness issued or fully guaranteed as to principal and interest by Federal Home Loan Banks, the Federal National Mortgage Association, the Government National Mortgage Association, Banks for Cooperatives (including the Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, The Tennessee Valley Authority, The Export-Import Bank of the United States, The Commodity Credit Corporation, The Federal Financing Bank, The Student Loan Marketing Association, The Federal Home Loan Mortgage Association or the National Credit Union Administration."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(f): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN REPURCHASE AGREEMENTS

         The Trust currently has a fundamental investment policy pertaining to engaging in repurchase agreement transactions that states:

     "The Trust may enter into repurchase agreements with financial institutions such as banks."

This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have a fundamental policy relating to this activity. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with a non-fundamental policy that states "The Trust may enter into repurchase agreements." Establishing the investment policy as non-fundamental will enable the Trust to change the policy in the future without shareholder approval. However, the Trust has no present intention to materially modify this policy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(g): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL
             INVESTMENT POLICY REGARDING ENGAGING IN WHEN-ISSUED AND
                          DELAYED DELIVERY TRANSACTIONS

         The Trust is currently subject to a fundamental investment policy that states that:

     "The Trust may purchase U.S. government securities on a when-issued or delayed delivery basis."

Similar to the Trust's fundamental investment policy on repurchase agreement transactions, the Trust is not required under the 1940 Act to have a fundamental policy on these types of transactions. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing the investment policy as non-fundamental will enable the Trust to change the policy in the future without shareholder approval. However, the Trust has no present intention to materially modify this policy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

               PROPOSAL #4: ELIMINATION OF CERTAIN OF THE TRUST'S
                         FUNDAMENTAL INVESTMENT POLICIES

         The Trust's management has recommended that two of the Trust's current fundamental investment policies be removed. One policy proposed to be removed - relating to short sales - results from a state legal requirement that has been eliminated. The second policy - pertaining to the Trust's engaging in portfolio transactions - was initially adopted as a fundamental policy, but there is no legal requirement for it. The approval of the elimination of the two policies is being presented to shareholders to comply with the 1940 Act. The removal of these policies would provide greater flexibility in the management of the Trust by permitting the Trust to purchase a broader range of securities that are permitted investments and that are consistent with the Trust's investment objective and policies.

         The policies being removed are listed below. Each will be voted on separately, and the approval of each Proposal will require the affirmative vote of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below).

                      PROPOSAL #4(a): TO REMOVE THE TRUST'S
            FUNDAMENTAL INVESTMENT POLICY ON SELLING SECURITIES SHORT

          The Trust is not required to have a fundamental investment policy with respect to short sales of securities. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt a policy prohibiting short sales of securities. As a consequence of those restrictions, the Trust adopted an investment policy related to selling securities short and agreed that the policy would be changed only upon the approval of shareholders. Since the prohibition is no longer required under current law, and in order to maximize the Trust's flexibility in this area, the management of the Trust has recommended, and the Board has determined, that the policy should be removed. Notwithstanding the elimination of this fundamental restriction, the Trust expects to continue not to engage in short sales of securities, except to the extent that the Trust contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short.

          Upon the approval of Proposal #4(a), the Trust's existing fundamental investment policy regarding selling securities short will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                PROPOSAL #4(b): TO REMOVE THE TRUST'S FUNDAMENTAL
                  INVESTMENT POLICY REGARDING PORTFOLIO TRADING

         The Trust currently has a fundamental investment policy pertaining to portfolio trading that states:

         "Portfolio transactions are undertaken principally to accomplish the Trust's objective in relation to movement in the general level of interest rates and to invest new money obtained from the sale of Trust shares and to meet redemptions of Trust shares. The Trust is free to dispose of portfolio securities at any time when changes in circumstances or conditions make such a move desirable in light of the investment objective and policies heretofore stated. The Trust will not attempt to achieve or be limited to a pre-determined rate of portfolio turnover. Such turnover will be incidental to transactions undertaken with a view to achieving the investment objective."

         This policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be eliminated. The Trust's investment adviser intends to continue to manage the Trust's portfolio in the same manner as presently, and will engage in securities transactions only in order to attempt to achieve the Trust's investment objective.

         Upon the approval of Proposal #4(b), the existing fundamental investment policy regarding portfolio trading will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #5: TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST WITHOUT SEEKING SHAREHOLDER APPROVAL

         Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. One item in the current Declaration of Trust, described below, prohibits the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.

          Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust, or any class or series of the Trust, and then redeem all outstanding shares of any portfolio or class of the Trust. Currently, a majority vote of shareholders is required to liquidate the Trust, or an affected series or class of which shares are outstanding. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, or a class or series of the Trust, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain.

         If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:

         "The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class without Shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class."

         The Trustees believe that the interest of the shareholders is adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the shareholders by a redemption resulting in the payment to the shareholders of the then current net asset value of the shares owned by the shareholders. Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, an amendment to the Trust's Declaration of Trust. The approval of the amendment will require the affirmative vote of a majority of the shares of the Trust entitled to vote as described in the Declaration of Trust. (See "Proxies, Quorum and Voting at the Meeting" below.)

          In the event that the amendment to the Declaration of Trust to allow the Trustees to liquidate assets is not approved by the shareholders, the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of the Trust is required to approve each of the proposals, except the election of Trustees, the ratification of the selection of the Auditors, and the amendment to the Declaration of Trust.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of more than one-fourth of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

         For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

Share Ownership of the Trustees

Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.

     At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the
Trust: [__________________]

Trustee Compensation



                                         Aggregate
Name,                                  Compensation
Position With                              From                              Total Compensation Paid
Trust                                     Trust1#                              From Fund Complex+
-------------------------------- -------------------------- ----------------------------------------------------------
John F. Donahue*@                         $0               $-0- for the Trust and
Chairman and Trustee                                       56 other investment companies in the Fund Complex
Thomas G. Bigley                      $_____               $113,860.22 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex
John T. Conroy, Jr.                   $_____               $125,264.48 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex
William J. Copeland                   $_____               $125,264.48 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex
James E. Dowd                         $_____               $125,264.48 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.*              $_____               $113,860.22 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.@              $_____               $125,264.48 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex
Charles F. Mansfield**                $_____               $_____ for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex
Peter E. Madden                       $_____               $113,860.22 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex
John E. Murray, Jr.                   $_____               $113,860.22 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex
Wesley W. Posvar                      $_____               $113,860.22 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex
Marjorie P. Smuts                     $_____               $113,860.22 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex
John S. Walsh**                       $_____               $113,860.22 for the Trust and
Trustee                                                    56 other investment companies in the Fund Complex


1 Information is furnished for the fiscal year ended January 31, 1999.

# The aggregate compensation is provided for the Trust which is comprised of one portfolio.

+ The information is provided for the last calendar year.

* The Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.

** Messrs. Mansfield and Walsh became members of the Board of Trustees on January 1, 1999. They did not receive any fees from the Fund Complex as of the last calendar year.

         During the fiscal year ended January 31, 1999, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

         The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

         For the most recently completed fiscal year, Messrs. Flaherty, Conroy, Copeland, and Dowd served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended January 31, 1999, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers of the Trust

         The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:


John F. Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate:  July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust.


Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate:  May 2, 1929

President

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.


William D. Dawson, III
Federated Investors Tower
Pittsburgh, PA

Birthdate: March 3, 1949

Chief Investment Officer

Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Advisers, Federated Management, Federated Research, and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.


Richard J. Thomas
Federated Investors Tower
Pittsburgh, PA

Birthdate: June 17, 1954

Treasurer

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.

         None of the Officers of the Trust received salaries from the Trust during the fiscal year ended January 31, 1999.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated U.S. Government Securities Fund: 2-5 Years, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.


 SHAREHOLDERS                                   ARE REQUESTED TO COMPLETE, DATE
                                                AND SIGN THE ENCLOSED PROXY CARD
                                                AND RETURN IT IN THE ENCLOSED
                                                ENVELOPE, WHICH NEEDS NO POSTAGE
                                                IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

April 26, 1999

              FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

Investment Adviser
FEDERATED MANAGEMENT
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779




















Cusip
(_____/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated U.S. Government Securities Fund: 2-5 Years (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Trust which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 21, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect Thomas G. Bigley,  John F. Cunningham,
                   Charles F. Mansfield,  Jr., John E. Murray, Jr. and
                  John S. Walsh as Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "Vote For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2        To ratify the selection of Arthur Andersen LLP as the Trust's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3 To make changes to the Trust's fundamental investment policies:

          3 (a)   To amend the Trust's fundamental investment policies regarding borrowing money and issuing senior securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3 (b)   To amend the Trust's fundamental investment policy regarding lending by the Trust
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3 (c)   To amend, and to make non-fundamental, the Trust's fundamental investment policy on buying securities on margin
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3 (d)   To amend, and to make non-fundamental, the Trust's fundamental investment policy on pledging assets
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3 (e)   To amend,  and to make  non-fundamental,  the Trust's
fundamental  investment  policy  regarding  investing  in U.S.
                  government securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3 (f)   To make non-fundamental the Trust's fundamental investment policy regarding investing in repurchase agreements
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3 (g) To make non-fundamental the Trust's fundamental investment policy regarding engaging in when-issued and delayed delivery transactions
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 4 To eliminate certain of the Trust's fundamental investment policies:

          4 (a)   To remove the Trust's fundamental investment policy regarding selling securities short
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          4 (b)   To eliminate the Trust's fundamental investment policy
regarding portfolio trading
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 5 To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]


                                                              YOUR VOTE IS
                                                              IMPORTANT Please
                                                              complete, sign and
                                                              return this card
                                                              as soon as
                                                              possible.



                                                                           Dated


                                                                       Signature


                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              You            may also vote your shares by
                                             touchtone phone by calling
                                             1-800-690-6903 or through the
                                             Internet at www.proxyvote.com